Exhibit 3.1

Electronic Articles of Incorporation
For

P05000139155
FILED
October 11, 2005
Sec. Of State
thampton

WRAPMAIL, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

WRAPMAIL, INC.

Article II

The principal place of business address:

1630 NE 5TH STREET
FORT LAUDERDALE, FL. US 33301

The mailing address of the corporation is:

1630 NE 5TH STREET
FORT LAUDERDALE, FL. US 33301

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

1500 SHARES AT $0.00 PAR VALUE PER SHARE

Article V

The name and Florida street address of the registered agent is:

CORPORATION SERVICE COMPANY
1201 HAYS STREET
TALLAHASSEE, FL. 32301

I certify that I am familiar with and accept the responsibilities of registered agent.

P05000139155
FILED
October 11, 2005
Sec. Of State
thampton

Registered Agent Signature: LAURA R. DUNLAP

Article VI

The name and address of the incorporator is:

THE COMPANY CORPORATION
2711 CENTERVILLE ROAD
SUITE 400
WILMINGTON, DE 19808

Incorporator Signature: LAURA R. DUNLAP

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: D
ROLV E HEGGENHOUGEN
1630 NE 5TH STREET
FORT LAUDERDALE, FL. 33301 US

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

000077045050

07/11/06--01039--013 **35.00

FILED
06 JUL 11 AM 11:25
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

B 7/18/06

C.M.R.R.R. No. 7006 0100 0001 6177 0509

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WrapMail, Inc.

DOCUMENT NUMBER: P05000139155

The enclosed *Articles of Amendment* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv Heggenhougen
(Name of Contact Person)

WrapMail, Inc.
(Firm/ Company)

4 Las Olas Boulevard
(Address)

Fort Lauderdale, FL 33301
(City/ State and Zip Code)

For further information concerning this matter, please call:

Alexis D. Flemming at (781) 526-9545
(Name of Contact Person) (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

☑ $35 Filing Fee

☐ $43.75 Filing Fee & Certificate of Status

☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)

☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

FILED
06 JUL 11 AM 11:25
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

**Articles of Amendment
to
Articles of Incorporation
of**

WrapMail, Inc.

(Name of corporation as currently filed with the Florida Dept. of State)

P05000139155

(Document number of corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

NA

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

At a board meeting on January 23, 2006, the Board of Directors passed the following Resolution:

Resolved that the number of authorized shares of the Corporation is 20,000,000 (twenty million) shares.

Accordingly, Article IV of the Articles of Incorporation of WrapMail, Inc.

shall be amended to read as follows:

The number of authorized shares of the Corporation is 20,000,000 (twenty million) shares,

at $0.00 Par Value per Share.

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(continued)

The date of each amendment(s) adoption: January 23, 2006

Effective date if applicable: January 23, 2006
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________."
(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature ______________________
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Rolv Heggenhougen
(Typed or printed name of person signing)

Chairman of the Board and President
(Title of person signing)

FILING FEE: $35

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

100189048611

12/29/10--01010--024 **43.75

10 DEC 29 PM 4:17

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WrapMail, Inc.

DOCUMENT NUMBER: PO5000139155

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Brend Lee Hamilton, Esquire
Name of Contact Person

Hamilton and Associates Law Group, P.A.
Firm/ Company

101 Plaza Real South, Suite 201S
Address

Boca Raton, FL 33432
City/ State and Zip Code

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Brenda Lee Hamilton at (561) 416-8956
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☑ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

WrapMail, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

PO5000139155

(Document Number of Corporation (if known)

10 DEC 29 PM 4:17

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

1630 NE 5th Street
Fort Lauderdale, FL 33301

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

1630 NE 5th Street
Fort Lauderdale, FL 33301

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ______________________________

New Registered Office Address: ______________________________
(Florida street address)

______________________________, Florida __________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
			☐ Add ☐ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

Article IV of the Articles of Incorporation is deleted in its entirety and replaced with the following:

"Article IV - CAPITAL STOCK. The Corporation has the authority to issue two hundred million (200,000,000) shares of common stock without par value."

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: December 27, 2010

(date of adoption is required)

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated December 27, 2010

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Rolv E. Heggenhougen

(Typed or printed name of person signing)

CEO

(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status ✓

Special Instructions to Filing Officer:

Office Use Only

100180704241

01/19/11--01006--002 **43.75

FILED
2011 JAN 18 P 3: 23
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Amend
Tewis
1-19-11

COVER LETTER

TO: Amendment Section
Division of Corporations

RECEIVED
11 JAN 18 AM 9: 17
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

NAME OF CORPORATION: WrapMail, Inc.

DOCUMENT NUMBER: PO5000139155

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv E. Heggenhougen
Name of Contact Person

WrapMail, Inc.
Firm/ Company

1630 NE 5th Street
Address

Ft. Lauderdale, FL 33301
City/ State and Zip Code

rolv@wrapmail.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv E. Heggenhougen at (954) 253-4443
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☑ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

FILED

2011 JAN 18 P 3:23

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

WrapMail, Inc.
____
(Name of Corporation as currently filed with the Florida Dept. of State)

PO5000139155
____
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable: ______________________
(Principal office address MUST BE A STREET ADDRESS)

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX) ______________________

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ______________________

New Registered Office Address: ______________________
(Florida street address)

______________________, Florida__________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
______	______________________	______________________	☐ Add ☐ Remove
______	______________________	______________________	☐ Add ☐ Remove
______	______________________	______________________	☐ Add ☐ Remove

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

Article III Section 2 is deleted in its entirity and replaced with the following:

See attached sheet

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

Section 2. Number of Directors. Unless provided otherwise by the Articles of Incorporation, the number of members that shall comprise the Board of Directors of the Corporation shall be not less than one or more than five. The exact number of directors shall be determined from time to time, by a resolution duly adopted by the Board of Directors. The Directors shall be elected at the annual meeting of shareholders of the Corporation, to serve until their successors are duly elected and shall qualify (subject, however, to such director's prior death, resignation, retirement, disqualification or removal from office).

The date of each amendment(s) adoption: January 1, 2011
(date of adoption is required)

Effective date if applicable: Immediate
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by _______________________________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated January 14, 2011

Signature ______________________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Rolv E. Heggenhougen
(Typed or printed name of person signing)

CEO
(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

600239474136

09/19/12--01010--017 **35.00

FILED
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
12 OCT -8 AM 10: 59

Amend

OCT 0 8 2012

T. CAULEY

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WRAPMAIL, INC.

DOCUMENT NUMBER: P05000139155

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

ROLV HEGGENHOUGEN
Name of Contact Person

WRAPMAIL, INC.
Firm/ Company

445 NE 12TH AVE.
Address

FT. LAUDERDALE, FL 33301
City/ State and Zip Code

REH@WRAPMAIL.COM
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

ROLV HEGGENHOUGEN at (954) 253-4443
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☒ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

FILED
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

12 OCT -8 AM 10: 59

WRAPMAIL, INC.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________, Florida_______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. **If amending or adding additional Articles, enter change(s) here:**
(Attach *additional sheets, if necessary*). *(Be specific)*

ARTICLE IV of the Articles of Incorporation is deleted in its entirety and replaced with the following:

"ARTICLE IV - CAPITAL STOCK. The Corporation has the authority to issue four hundred million (400,000,000) shares of common stock without par value"

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: 9/17 - 2012

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ ~~☒~~ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

☒ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 9/17 - 2012

Signature ______________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

ROLV E. HEGGENHOUGEN

(Typed or printed name of person signing)

CEO

(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

100248070901

05/21/13--01030--019 **35.00

EFFECTIVE DATE
6-4-13

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
13 MAY 21 PM 2:36

Amend

MAY 2 3 2013

T. BROWN

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WRAPmail, Inc.

DOCUMENT NUMBER: P05000139155

The enclosed *Articles of Amendment* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv E. Heggenhougen
Name of Contact Person

WRAPmail, Inc.
Firm/ Company

445 NE 12th Ave.
Address

Ft. Lauderdale, FL 33301
City/ State and Zip Code

reh@wrapmail.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv E. Heggenhougen at (954) 253-4443
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

EFFECTIVE DATE 6-4-13

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
13 MAY 21 PM 2:36

Articles of Amendment
to
Articles of Incorporation
of

WRAPmail, Inc.
____
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
____
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ____________________

____
(Florida street address)

New Registered Office Address: ____________________, Florida ____________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	D	Linn Osnes	445 NE 12th. Ave., Ft. Lauderdale, FL 33301
____ Add			
X Remove			
2) ____ Change			
____ Add			
____ Remove			
3) ____ Change			
____ Add			
____ Remove			
4) ____ Change			
____ Add			
____ Remove			
5) ____ Change			
____ Add			
____ Remove			
6) ____ Change			
____ Add			
____ Remove			

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

Effective June 4, 2013 the company will reverse split its stock one for ten reducing the outstanding total of shares by 90%. The number of Authorized shares shall remain 400 million as prior to the reverse split.

The date of each amendment(s) adoption: May 18, 2013

Effective date if applicable: June 4, 2013

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ____."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated May 18, 2013

Signature ____________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Rolv E. Heggenhougen

(Typed or printed name of person signing)

CEO

(Title of person signing)

P05000039155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

200278659612

11/06/15--01011--009 **35.00

FILED
15 NOV -6 PM 4:38
TALLAHASSEE, FLORIDA

NOV 06 2015

R. WHITE

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WRAPmail, Inc.

DOCUMENT NUMBER: PO5000139155

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv Heggenhougen
Name of Contact Person

WRAPmail, Inc.
Firm/ Company

445 NE 12th Ave
Address

Fort Lauderdale, FL 33301
City/ State and Zip Code

info@wrapmail.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv Heggenhougen at (954) 860-9994
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

FILED
15 NOV -6 PM 4: 38
TALLAHASSEE, FLORIDA

WRAPmail, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

PO5000139155

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

N/A

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

N/A

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

N/A

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent N/A

(Florida street address)

New Registered Office Address: ______________________, Florida__________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added: N/A

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	N/A	______
____ Add			______
____ Remove			______
2) ____ Change	______	______	______
____ Add			______
____ Remove			______
3) ____ Change	______	______	______
____ Add			______
____ Remove			______
4) ____ Change	______	______	______
____ Add			______
____ Remove			______
5) ____ Change	______	______	______
____ Add			______
____ Remove			______
6) ____ Change	______	______	______
____ Add			______
____ Remove			______

E. If amending or adding additional Articles, enter change(s) here:
(Attach additional sheets, if necessary). (Be specific)

Article IV is Amended with the following addition: "The Corporation has the authority to issue up to 20 Series A Preferred shares, each convertible into 10,000,000 common shares and each having the voting power of 20,000,000 common shares."

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: October 29, 2015, if other than the date this document was signed.

Effective date if applicable: ____________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

- [x] The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

- [ ] The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ____________________."

(voting group)

- [ ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

- [ ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 10/29-2015

Signature ____________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Marco Alfonsi

(Typed or printed name of person signing)

CEO

(Title of person signing)